SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

WESTERN DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 8, 2012.

WESTERN DIGITAL CORPORATION	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	September 17, 2012
	Date: November 8, 2012	Time: 8:00 a.m., PST
Location: 3333 Michelson Drive
Irvine, CA 92612
Directions: 1-949-672-7000

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M49907-P29992

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT            2012 ANNUAL REPORT

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 25, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Deadline: If you vote by Internet or Mail, your vote must be received by 11:59 PM Eastern Time on November 7, 2012. Participants in the Western Digital 401(k) Plan must provide voting instructions for the shares in their plan account by 11:59 PM Eastern Time on November 5, 2012 to allow sufficient time for the plan trustee to vote the shares prior to the meeting.

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Voting Items
The Board of Directors recommends a vote FOR each of the following nominees:
1. ELECTION OF DIRECTORS

1a. Kathleen A. Cote	The Board of Directors recommends a vote FOR Proposals 2, 3, 4 and 5:
1b. John F. Coyne

2.       To approve an amendment and restatement of our 2004 Performance Incentive Plan that would, among other things, increase by 11,500,000 the number of shares of our common stock available for issuance under the plan.

1c. Henry T. DeNero

1d. William L. Kimsey

3.       To approve an amendment and restatement of our 2005 Employee Stock Purchase Plan that would, among other things, increase by 8,000,000 the number of shares of our common stock available for issuance under the plan.

1e. Michael D. Lambert
1f. Len J. Lauer	4. To approve on an advisory basis the named executive officer compensation in this Proxy Statement.
1g. Matthew E. Massengill

1h. Roger H. Moore	5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2013.
1i. Kensuke Oka

1j. Thomas E. Pardun

1k. Arif Shakeela

1l. Masahiro Yamamura

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